Exhibit 99.1

Second Quarter 2004 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s July 27, 2004 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2003. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s July 27, 2004 conference call might not occur.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of June 30, 2004, the Company’s stabilized portfolio consisted of 81 office buildings and 50 industrial buildings, which encompassed an aggregate of 7.2 million and 4.9 million square feet, respectively, and was 92.0% occupied.

Board of Directors	Senior Management		Investor Relations
John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd, Suite 200
Edward F. Brennan, PhD.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Matthew J. Hart	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Steve Scott	Sr. VP San Diego Development
	Justin W. Smart	Sr. VP Los Angeles Development
	Ann Marie Whitney	Sr. VP and Controller

Equity Research Coverage

A.G. Edwards & Sons, Inc.		Merrill Lynch & Co., Inc.
David AuBuchon	(314) 955-5452	Steve Sakwa	(212) 449-0335

Deutsche Bank Securities, Inc.		Prudential Securities
Lou Taylor	(212) 250-4912	Jim Sullivan	(212) 778-2515

Friedman, Billings, Ramsey & Co., Inc.		RBC Capital Markets
David Loeb	(703) 469-1289	David Copp	(415) 633-8558

Green Street Advisors		UBS Securities
Jim Sullivan	(949) 640-8780	Keith Mills	(212) 713-3098

KeyBanc Capital Markets		WR Hambrecht
Frank Greywitt	(216) 263-4795	Christopher Hartung	(415) 551-3114

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
INCOME ITEMS (Including Discontinued Operations):
Revenues	$54,925	$55,422	$54,205	$70,064	$50,440
Net Straight Line Rent (1)	2,199	2,484	2,790	700	3,420
Lease Termination Fees (2)	95	901	654	18,325	11
Net Operating Income (3), (4)	40,932	41,366	40,386	54,743	40,082
Capitalized Interest and Loan Fees	2,061	2,050	2,024	2,486	3,874
Net Income Available to Common Shareholders	7,854	5,984	4,938	20,039	13,360
EBITDA (4), (5), (7)	35,984	34,424	33,062	49,955	36,119
Funds From Operations (4), (6), (7)	23,385	20,956	20,197	37,473	24,893
Funds Available for Distribution (4), (6), (7), (8)	17,124	17,168	15,397	29,274	17,984
Net Income per common share – diluted	$0.28	$0.21	$0.18	$0.72	$0.49
Funds From Operations per common share – diluted	$0.72	$0.65	$0.62	$1.17	$0.78
Dividend per share	$0.495	$0.495	$0.495	$0.495	$0.495
RATIOS (Including Discontinued Operations):
Operating Margins	74.5%	74.7%	74.5%	78.1%	77.2%
Interest Coverage Ratio (9)	3.9x	3.7x	3.6x	5.6x	4.8x
Fixed Charge Coverage Ratio (10)	2.9x	2.8x	2.6x	4.1x	3.3x
FFO Payout Ratio (11)	68.8%	76.7%	79.3%	42.6%	63.2%
FAD Payout Ratio (12)	93.9%	93.6%	104.0%	54.5%	87.5%

	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
ASSETS:
Real Estate Held for Investment before Depreciation	$1,723,994	$1,711,852	$1,726,286	$1,707,220	$1,698,357
Total Assets	1,489,478	1,509,365	1,512,635	1,505,973	1,497,814
CAPITALIZATION:
Total Debt	$754,806	$767,294	$761,048	$750,839	$765,501
Total Preferred Equity (13)	160,250	160,250	160,250	155,000	155,000
Total Market Equity Value (13)	1,107,544	1,152,889	1,059,904	920,526	874,046
Total Market Capitalization (13)	2,022,600	2,080,433	1,981,203	1,826,365	1,794,547
Total Debt / Total Market Capitalization	37.3%	37.0%	38.5%	41.2%	42.6%
Total Debt and Preferred / Total Market Capitalization	45.2%	44.7%	46.6%	49.7%	51.3%

(1)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(2)	Lease termination fees for the three months ended September 30, 2003 includes an $18.0 lease termination fee related to a settlement with Peregrine Systems, Inc. Approximately $2.6 million of this fee was reserved for financial reporting purposes through the provision for bad debts as it relates to future annual payments due from Peregrine under the settlement agreement.

(3)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases) and excludes interest income and expense, depreciation and amortization, and corporate general and administrative expenses.

(4)	Please refer to pages 26 and 27 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(5)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 29 for a reconciliation of GAAP net income to EBITDA before minority interests.

(6)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.

(7)	Reported amounts are attributable to common shareholders and unitholders.

(8)	Please refer to page 30 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.

(9)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(10)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(11)	Calculated as current year dividends accrued to common shareholders divided by Funds From Operations.

(12)	Calculated as current year dividends accrued to common shareholders divided by Funds Available for Distribution.

(13)	See “Capital Structure” on page 23.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
High Price	$36.13	$35.50	$33.55	$29.38	$28.19
Low Price	$30.62	$31.68	$27.83	$27.14	$22.70
Closing Price	$34.10	$35.50	$32.75	$28.55	$27.50
Dividend per share - annualized	$1.98	$1.98	$1.98	$1.98	$1.98
Closing common shares (in 000’s)(1)	28,398	28,328	28,209	28,029	27,565
Closing partnership units (in 000’s)(1)	4,082	4,148	4,154	4,214	4,219

	32,480	32,476	32,363	32,243	31,784

(1)	As of the end of the period.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
ASSETS:
Land and improvements	$289,258	$289,317	$289,730	$289,730	$275,328
Buildings and improvements, net	1,306,576	1,297,624	1,305,145	1,291,698	1,244,711
Undeveloped land and construction in progress, net	128,160	124,911	131,411	125,792	178,318

Total real estate held for investment	1,723,994	1,711,852	1,726,286	1,707,220	1,698,357
Accumulated depreciation and amortization	(341,874)	(329,409)	(321,372)	(308,640)	(297,050)

Real estate held for investment, net	1,382,120	1,382,443	1,404,914	1,398,580	1,401,307
Property held for sale, net	—	18,303	—	—	—
Total real estate assets, net	1,382,120	1,400,746	1,404,914	1,398,580	1,401,307
Cash and cash equivalents	7,444	6,730	9,892	16,078	6,865
Restricted cash	7,352	9,785	8,558	8,797	7,588
Current receivables, net	4,043	5,988	4,919	2,424	2,604
Deferred rent receivables, net	41,134	39,288	36,804	34,014	33,575
Deferred leasing costs, net	37,824	36,094	36,651	35,703	32,548
Deferred financing costs, net	2,889	3,318	3,657	4,297	6,291
Prepaid expenses and other assets	6,672	7,416	7,240	6,080	7,036

TOTAL ASSETS	$1,489,478	$1,509,365	$1,512,635	$1,505,973	$1,497,814

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$614,806	$617,294	$526,048	$528,839	$510,501
Unsecured line of credit	140,000	150,000	235,000	222,000	255,000
Accounts payable, accrued expenses and other liabilities	35,976	40,908	41,147	42,596	41,592
Accrued distributions	16,478	16,477	16,369	15,960	15,733
Rents received in advance, tenant security deposits and deferred revenue	20,361	19,332	20,904	21,570	19,491

Total liabilities	827,621	844,011	839,468	830,965	842,317

Minority Interests:
7.450% Series A Cumulative Redeemable Preferred unitholders(1)	73,638	73,653	73,716	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	—	—	—	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321	44,321	44,321	44,321
Common unitholders of the Operating Partnership	63,640	65,094	66,502	68,142	66,874

Total minority interests	181,599	183,068	184,539	220,643	219,375

Stockholders’ Equity:
7.800% Series E Cumulative Redeemable Preferred stock	38,425	38,437	38,437	—	—
Common stock	284	283	282	280	274
Additional paid-in capital	512,994	512,359	508,568	505,743	495,558
Deferred compensation	(2,445)	(2,839)	(852)	(1,313)	(1,707)
Distributions in excess of earnings	(67,689)	(61,487)	(53,449)	(44,423)	(50,587)
Accumulated net other comprehensive loss	(1,311)	(4,467)	(4,358)	(5,922)	(7,416)

Total stockholders’ equity	480,258	482,286	488,628	454,365	436,122

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,489,478	$1,509,365	$1,512,635	$1,505,973	$1,497,814

(1)	On March 5, 2004, the Company amended the terms of its Series A Cumulative Redeemable Preferred Units (“Series A Preferred Units”) to reduce the distribution rate and extend the redemption date to September 30, 2009. Commencing March 5, 2004, distributions on the Series A Preferred Units accrued at an annual rate of 7.45%. Prior to March 5, 2004, distributions on the Series A Preferred Units accrued at an annual rate of 8.075%.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003	% Change	2004	2003	% Change
REVENUES:
Rental income	$49,151	$43,486	13.0%	$97,226	$86,403	12.5%
Tenant reimbursements	5,196	4,923	5.5%	10,675	10,502	1.6%
Other property income	128	345	(62.9%)	1,148	4,871	(76.4%)

Total revenues	54,475	48,754	11.7%	109,049	101,776	7.1%

EXPENSES:
Property expenses	8,866	7,431	19.3%	18,022	15,836	13.8%
Real estate taxes	4,247	3,598	18.0%	8,262	7,382	11.9%
Provision for bad debts	395	(1,505)	126.2%	653	(1,084)	160.2%
Ground leases	332	324	2.5%	662	644	2.8%
General and administrative expenses	5,026	4,011	25.3%	12,275	7,869	56.0%
Interest expense	9,148	7,585	20.6%	18,358	15,274	20.2%
Depreciation and amortization	14,558	12,993	12.0%	28,601	26,501	7.9%

Total expenses	42,572	34,437	23.6%	86,833	72,422	19.9%

OTHER INCOME:
Interest and other income	78	48	62.5%	385	94	309.6%

Total other income	78	48	62.5%	385	94	309.6%

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	11,981	14,365	83.4%	22,601	29,448	76.7%
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(2,437)	(3,375)	72.2%	(4,958)	(6,750)	73.5%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(1,108)	(1,465)	75.6%	(2,138)	(3,030)	(29.4%)

Total minority interests	(3,545)	(4,840)	(26.8%)	(7,096)	(9,780)	(27.4%)

INCOME FROM CONTINUING OPERATIONS	8,436	9,525	(11.4%)	15,505	19,668	(21.2%)
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	450	1,686	(73.3%)	1,298	3,678	(64.7%)
Expenses from discontinued operations	(153)	(950)	(83.9%)	(619)	(2,038)	(69.6%)
Impairment loss on property held for sale	—	—	—	(726)	—	(100.0%)
Net (loss) gain on disposition of discontinued operations	(64)	3,690	(101.7%)	(64)	3,690	(101.7%)
Minority interest attributable to discontinued operations	(30)	(591)	(94.9%)	14	(712)	(102.0%)

Total discontinued operations	203	3,835	(94.7%)	(97)	4,618	(102.1%)

NET INCOME	8,639	13,360	(35.3%)	15,408	24,286	(36.6%)
PREFERRED DIVIDENDS	(785)	—	100.0%	(1,570)	—	100.0%

NET INCOME AVAILABLE FOR COMMON SHAREHOLDERS	$7,854	$13,360	(41.2%)	$13,838	$24,286	(43.0%)

Weighted average shares outstanding - basic	28,220	27,351	3.2%	28,168	27,287	3.2%
Weighted average shares outstanding - diluted	28,362	27,545	3.0%	28,333	27,488	3.1%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.28	$0.49	(42.9%)	$0.49	$0.89	(44.9%)

Net income per common share - diluted	$0.28	$0.49	(42.9%)	$0.49	$0.88	(44.3%)

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003	% Change	2004	2003	% Change
FUNDS FROM OPERATIONS: (1)
Net income available to common shareholders	$7,854	$13,360	(41.2%)	$13,838	$24,286	(43.0%)
Adjustments:
Minority interest in earnings of Operating Partnership	1,138	2,056	(44.6%)	2,124	3,742	(43.2%)
Depreciation and amortization of real estate assets	14,329	13,167	8.8%	28,315	26,872	5.4%
Net loss (gain) on dispositions of operating properties	64	(3,690)	(101.7%)	64	(3,690)	(101.7%)

Funds From Operations (2)	$23,385	$24,893	(6.1%)	$44,341	$51,210	(13.4%)

Weighted average common shares/units outstanding - basic	32,316	31,572	2.4%	32,292	31,513	2.5%
Weighted average common shares/units outstanding - diluted	32,457	31,766	2.2%	32,456	31,714	2.3%

FFO per common share/unit - basic	$0.72	$0.79	(8.9%)	$1.37	$1.63	(16.0%)

FFO per common share/unit - diluted	$0.72	$0.78	(7.7%)	$1.37	$1.61	(14.9%)

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$23,385	$24,893	(6.1%)	$44,341	$51,210	(13.4%)
Adjustments:
Amortization of deferred financing costs	748	593	26.1%	1,557	1,101	41.4%
Non-cash amortization of restricted stock grants	834	686	21.6%	1,733	1,680	3.2%
Impairment loss on property held for sale	—	—	0.0%	726	—	100.0%
Tenant improvements, leasing commissions and recurring capital expenditures	(5,644)	(4,768)	18.4%	(9,382)	(8,855)	6.0%
Net effect of straight-line rents (3)	(2,199)	(3,420)	(35.7%)	(4,683)	(4,521)	3.6%

Funds Available for Distribution (2)	$17,124	$17,984	(4.8%)	$34,292	$40,615	(15.6%)

(1)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Same Store Analysis (1)

($ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	% Change	2004	2003	% Change
Total Same Store Portfolio
Number of properties	126	126		126	126
Square Feet	11,506,068	11,506,068		11,506,068	11,506,068
Percent of Stabilized Portfolio	95.4%	97.3%		95.4%	97.3%
Average Occupancy	93.4%	92.3%		93.0%	92.3%
Operating Revenues:
Rental income	$44,236	$41,445	6.7%	$87,572	$82,274	6.4%
Tenant reimbursements	5,084	4,887	4.0%	10,530	9,869	6.7%
Other income	120	342	(64.9%)	1,125	601	87.2%

Total operating revenues	49,440	46,674	5.9%	99,227	92,744	7.0%

Operating Expenses:
Property expenses	7,935	7,297	8.7%	16,134	15,010	7.5%
Real estate taxes	3,774	3,351	12.6%	7,350	6,953	5.7%
Provision for bad debts	266	(579)	145.9%	401	(486)	182.5%
Ground leases	332	321	3.4%	662	630	5.1%

Total operating expenses	12,307	10,390	18.5%	24,547	22,107	11.0%

GAAP Net Operating Income	$37,133	$36,284	2.3%	$74,680	$70,637	5.7%

Same Store Analysis (Cash Basis)

	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003	% Change	2004	2003	% Change
Total operating revenues	$47,815	$45,056	6.1%	$95,871	$89,020	7.7%
Total operating expenses	12,307	10,390	18.5%	24,547	22,107	11.0%

Cash Net Operating Income	$35,508	$34,666	2.4%	$71,324	$66,913	6.6%

(1)	Same store defined as all stabilized properties owned at January 1, 2003 and still owned and in the stabilized portfolio at June 30, 2004.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at:
		NOI	Sq. Ft.		6/30/2004	3/31/2004	12/31/2003
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	26	32.3%	23.9%	2,873,060	84.6%	82.9%	82.4%
Orange County	7	3.0%	3.2%	387,327	93.0%	91.0%	80.0%
San Diego	40	37.8%	25.2%	3,045,301	94.4%	93.4%	92.3%
Other	8	5.2%	7.3%	878,960	90.8%	90.5%	91.1%

Subtotal	81	78.3%	59.6%	7,184,648	90.0%	88.7%	87.6%

Industrial:
Los Angeles	4	3.4%	3.2%	388,805	70.7%	70.7%	70.7%
Orange County	44	17.1%	34.8%	4,194,382	96.8%	95.7%	96.3%
Other	2	1.2%	2.4%	295,417	100.0%	100.0%	100.0%

Subtotal	50	21.7%	40.4%	4,878,604	94.9%	94.0%	94.5%

OCCUPANCY BY REGION:
Los Angeles	30	35.7%	27.1%	3,261,865	82.9%	81.5%	81.0%
Orange County	51	20.1%	38.0%	4,581,709	96.5%	95.3%	94.9%
San Diego	40	37.8%	25.2%	3,045,301	94.4%	93.4%	92.3%
Other	10	6.4%	9.7%	1,174,377	93.1%	92.9%	93.1%

TOTAL STABILIZED PORTFOLIO	131	100.0%	100.0%	12,063,252	92.0%	90.9%	90.3%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	89.6%	94.8%	91.7%
Year-to-Date	89.0%	94.5%	91.2%

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,878	38.4%
181/185 S. Douglas Street	El Segundo	1	61,604	47.0%
Kilroy Airport Center, El Segundo	El Segundo	3	699,192	98.6%
999 Sepulveda Blvd.	El Segundo	1	133,339	26.4%
525 N. Brand Blvd.	Glendale	1	46,043	91.0%
Kilroy Airport Center, Long Beach	Long Beach	7	949,198	89.2%
12200 W. Olympic Blvd.	Los Angeles	1	151,019	64.3%
12100 W. Olympic Blvd.	Los Angeles	1	151,000	48.3%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	91.5%
501 Santa Monica Blvd.	Santa Monica	1	70,045	99.8%

Total Los Angeles Office		26	2,873,060	84.6%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	55.4%
8101 Kaiser Blvd.	Anaheim	1	60,177	93.6%
601 Valencia	Brea	1	60,891	100.0%
9451 Toledo Way	Irvine	1	27,200	100.0%
111 Pacifica	Irvine Spectrum	1	67,530	94.0%
2501 Pullman	Santa Ana	1	51,750	100.0%
1700 E. Carnegie	Santa Ana	1	76,516	100.0%

Total Orange County Office		7	387,327	93.0%

SV

Second Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	88,181	67.1%
12390 El Camino Real	Del Mar	1	72,332	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	79.9%
3811 Valley Center Drive	Del Mar	1	112,067	41.1%
12225 / 12235 El Camino Real	Del Mar	2	115,513	80.5%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	Rancho Bernardo	1	70,617	100.0%
15073 Ave of Science	Rancho Bernardo	1	46,759	100.0%
15378 Ave of Science	Rancho Bernardo	1	68,910	100.0%
15435 / 15445 Innovation Drive	Rancho Bernardo	2	103,000	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	63.3%
4939 / 4955 Directors Place	Sorrento Gateway	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Gateway	2	172,778	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
4690 Executive Drive	University Towne Center	1	50,929	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		40	3,045,301	94.4%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	95.4%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	85.1%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	79.2%

Total Other Office		8	878,960	90.8%

Total Office		81	7,184,648	90.0%

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2260 E. El Segundo Blvd.	El Segundo	1	113,820	0.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	100.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		4	388,805	70.7%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	109,449	0.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	145,481	82.8%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
12752 / 12822 Monarch Street	Garden Grove	1	277,037	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		44	4,194,382	96.8%

Other
5115 N. 27th Avenue	Phoenix, AZ	1	130,877	100.0%
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		2	295,417	100.0%

Total Industrial		50	4,878,604	94.9%

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	14	5	111,399	42,952	$30.50	$0.10	10.7%	5.3%	76.8%	100
Industrial	2	6	45,854	218,295	$5.05	$—	7.3%	(5.3%)	100.0%	45

Total	16	11	157,253	261,247	$11.66	$0.06	8.6%	(1.5%)	95.3%	61

Year-to-Date

	1st & 2nd Generation				2nd Generation
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	29	14	230,138	94,949	$24.68	$0.35	10.0%	8.7%	70.0%	71
Industrial	3	9	49,854	303,195	$3.94	$—	4.5%	(6.5%)	92.2%	42

Total	32	23	279,992	398,144	$11.65	$0.21	7.9%	2.3%	85.7%	56

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Calculated over entire stabilized portfolio.

(3)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(4)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year. The change in cash rents for two of the leases reported year-to-date was calculated using the leases’ stabilized stated rent. The starting stated rents for these two leases were discounted for the first six months.

(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:

	Q1 2004	Q2 2004	YTD 2004
Capital Improvements	$—	$—	$—
Tenant Improvements & Leasing Commissions(1)	47	537	584

Total	$47	$537	$584

Recurring Capital Expenditures:

	Q1 2004	Q2 2004	YTD 2004

Capital Improvements
Office	$1,862	$752	$2,614
Industrial	10	—	10

	1,872	752	2,624
Tenant Improvements & Leasing Commissions (1)
Office	1,555	3,869	5,424
Industrial	311	1,023	1,334

	1,866	4,892	6,758
Total
Office	3,417	4,621	8,038
Industrial	321	1,023	1,344

	$3,738	$5,644	$9,382

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2004 (3)	24	104,876	1.6%	2,502	23.86
2005	58	629,664	9.8%	13,111	20.82
2006	56	696,846	10.9%	15,612	22.40
2007	61	1,162,047	18.1%	23,559	20.27
2008	43	1,008,850	15.7%	21,604	21.41
2009	37	967,806	15.1%	21,612	22.33
2010	11	309,273	4.8%	8,559	27.67
2011	12	355,108	5.5%	5,667	15.96
2012	4	187,585	2.9%	6,244	33.29
2013 and beyond	19	983,784	15.4%	30,679	31.18

Subtotal	325	6,405,839	100.0%	$149,149	$23.28

INDUSTRIAL:
Remaining 2004 (3)	4	142,703	3.1%	994	6.97
2005	16	735,060	15.9%	5,513	7.50
2006	16	605,517	13.1%	4,676	7.72
2007	13	662,776	14.3%	4,576	6.90
2008	9	1,021,388	22.1%	6,721	6.58
2009	11	678,661	14.7%	4,333	6.38
2010	2	39,130	0.8%	340	8.69
2011	5	417,689	9.0%	2,995	7.17
2012	—	—	—	—	—
2013 and beyond	2	327,402	7.1%	3,101	9.47

Subtotal	78	4,630,326	100.0%	$33,249	$7.18

TOTAL PORTFOLIO:
Remaining 2004 (3)	28	247,579	2.2%	3,496	14.12
2005	74	1,364,724	12.4%	18,624	13.65
2006	72	1,302,363	11.8%	20,288	15.58
2007	74	1,824,823	16.5%	28,135	15.42
2008	52	2,030,238	18.4%	28,325	13.95
2009	48	1,646,467	14.9%	25,945	15.76
2010	13	348,403	3.2%	8,899	25.54
2011	17	772,797	7.0%	8,662	11.21
2012	4	187,585	1.7%	6,244	33.29
2013 and beyond	21	1,311,186	11.9%	33,780	25.76

Total	403	11,036,165	100.0%	$182,398	$16.53

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2004.

(2)	Reflects annualized rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2004 for which renewals have not been executed.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2004 (3)	17	55,392	2.3%	1,472	26.57	1	2,062	0.6%	43	20.85
2005	22	129,438	5.4%	3,614	27.92	10	75,604	21.2%	1,528	20.21
2006	38	375,331	15.8%	9,981	26.59	6	68,222	19.2%	975	14.29
2007	31	465,450	19.6%	12,194	26.20	9	26,710	7.5%	565	21.15
2008	19	377,923	15.9%	11,142	29.48	11	151,490	42.6%	2,826	18.65
2009	26	577,805	24.3%	14,235	24.64	1	18,420	5.2%	358	19.44
2010	8	73,461	3.1%	2,122	28.89	—	—	—	—	—
2011	5	77,731	3.3%	2,045	26.31	1	13,381	3.8%	353	26.38
2012	1	12,518	0.5%	329	26.28	—	—	—	—	—
2013 and beyond	8	235,128	9.9%	6,718	28.57	—	—	—	—	—

Subtotal	175	2,380,177	100.0%	$63,852	$26.83	39	355,889	100.0%	$6,648	$18.68

INDUSTRIAL:
Remaining 2004 (3)	1	76,570	27.8%	554	7.24	3	66,133	1.6%	440	6.65
2005	1	192,053	69.8%	2,147	11.18	15	543,007	13.4%	3,366	6.20
2006	—	—	—	—	—	15	440,977	10.9%	3,496	7.93
2007	—	—	—	—	—	13	662,776	16.3%	4,576	6.90
2008	—	—	—	—	—	9	1,021,388	25.2%	6,721	6.58
2009	1	6,362	2.3%	101	15.88	10	672,299	16.6%	4,232	6.29
2010	—	—	—	—	—	2	39,130	1.0%	340	8.69
2011	—	—	—	—	—	4	286,812	7.1%	2,203	7.68
2012	—	—	—	—	—	—	—	—	—	—
2013 and beyond	—	—	—	—	—	2	327,402	8.1%	3,101	9.47

Subtotal	3	274,985	100.0%	$2,802	$10.19	73	4,059,924	100.0%	$28,475	$7.01

TOTAL PORTFOLIO:
Remaining 2004 (3)	18	131,962	5.0%	2,026	15.35	4	68,195	1.5%	483	7.08
2005	23	321,491	12.1%	5,761	17.92	25	618,611	14.0%	4,894	7.91
2006	38	375,331	14.1%	9,981	26.59	21	509,199	11.5%	4,471	8.78
2007	31	465,450	17.5%	12,194	26.20	22	689,486	15.6%	5,141	7.46
2008	19	377,923	14.2%	11,142	29.48	20	1,172,878	26.6%	9,547	8.14
2009	27	584,167	22.0%	14,336	24.54	11	690,719	15.6%	4,590	6.65
2010	8	73,461	2.8%	2,122	28.89	2	39,130	0.9%	340	8.69
2011	5	77,731	2.9%	2,045	26.31	5	300,193	6.8%	2,556	8.51
2012	1	12,518	0.5%	329	26.28	—	—	—	—	—
2013 and beyond	8	235,128	8.9%	6,718	28.57	2	327,402	7.4%	3,101	9.47

Total	178	2,655,162	100.0%	$66,654	$25.10	112	4,415,813	100.0%	$35,123	$7.95

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2004.

(2)	Reflects annualized rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2004 for which renewals have not been executed.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2004 (3)	1	27,513	1.0%	509	18.50	5	19,909	2.5%	478	24.01
2005	7	288,736	10.0%	4,809	16.66	19	135,886	17.1%	3,160	23.25
2006	4	203,707	7.1%	3,768	18.50	8	49,586	6.2%	888	17.91
2007	10	550,833	19.2%	8,485	15.40	11	119,054	15.0%	2,315	19.44
2008	6	238,904	8.3%	5,028	21.05	7	240,533	30.3%	2,608	10.84
2009	5	337,345	11.7%	6,273	18.60	5	34,236	4.3%	746	21.79
2010	3	235,812	8.2%	6,437	27.30	—	—	—	—	—
2011	1	68,910	2.4%	929	13.48	5	195,086	24.6%	2,340	11.99
2012	3	175,067	6.1%	5,915	33.79	—	—	—	—	—
2013 and beyond	11	748,656	26.0%	23,961	32.01	—	—	—	—	—

Subtotal	51	2,875,483	100.0%	$66,114	$22.99	60	794,290	100.0%	$12,535	$15.78

INDUSTRIAL:
Remaining 2004 (3)	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	1	164,540	55.7%	1,180	7.17
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	1	130,877	44.3%	792	6.05
2012	—	—	—	—	—	—	—	—	—	—
2013 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	2	295,417	100.0%	$1,972	$6.68

TOTAL PORTFOLIO:
Remaining 2004 (3)	1	27,513	1.0%	509	18.50	5	19,909	1.8%	478	24.01
2005	7	288,736	10.0%	4,809	16.66	19	135,886	12.5%	3,160	23.25
2006	4	203,707	7.1%	3,768	18.50	9	214,126	19.6%	2,068	9.66
2007	10	550,833	19.2%	8,485	15.40	11	119,054	10.9%	2,315	19.44
2008	6	238,904	8.3%	5,028	21.05	7	240,533	22.1%	2,608	10.84
2009	5	337,345	11.7%	6,273	18.60	5	34,236	3.1%	746	21.79
2010	3	235,812	8.2%	6,437	27.30	—	—	—	—	—
2011	1	68,910	2.4%	929	13.48	6	325,963	29.9%	3,132	9.61
2012	3	175,067	6.1%	5,915	33.79	—	—	—	—	—
2013 and beyond	11	748,656	26.0%	23,961	32.01	—	—	—	—	—

Total	51	2,875,483	100.0%	$66,114	$22.99	62	1,089,707	100.0%	$14,507	$13.31

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2004.

(2)	Reflects annualized rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2004 for which renewals have not been executed.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Quarterly Lease Expirations for 2004

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet(1), (2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft.(3)
OFFICE:
Q3 2004	14	61,713	1.0%	$1,327	$21.50
Q4 2004	10	43,163	0.6%	1,175	27.22

Subtotal	24	104,876	1.6%	2,502	23.86

INDUSTRIAL:
Q3 2004	3	122,570	2.7%	866	7.07
Q4 2004	1	20,133	0.4%	128	6.36

Subtotal	4	142,703	3.1%	994	6.97

TOTAL PORTFOLIO:
Q3 2004	17	184,283	1.6%	2,193	11.90
Q4 2004	11	63,296	0.6%	1,303	20.59

Total	28	247,579	2.2%	$3,496	$14.12

(1)	Represents leases expiring during the remainder of 2004 for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at June 30, 2004.

(3)	Reflects annualized rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company(2)	$14,439	839,109	7.5%	7.0%
AMN Healthcare	8,179	175,672	4.3%	1.4%
DirecTV, Inc.	6,723	183,066	3.5%	1.5%
Diversa Corporation	5,046	136,908	2.6%	1.1%
Epson America, Inc.	4,157	162,852	2.2%	1.3%
Fair Isaac & Company	3,985	129,752	2.1%	1.1%
Fish & Richardson	3,941	95,147	2.1%	0.8%
Peregrine Systems, Inc.	3,610	104,450	1.9%	0.9%
Newgen Results Corporation	3,465	102,875	1.8%	0.9%
Epicor Software Corporation	3,457	172,778	1.8%	1.4%

Total Office Properties	$57,002	2,102,609	29.7%	17.3%

Industrial Properties:
Celestica California, Inc.	$2,501	303,533	1.4%	2.5%
Qwest Communications Corporation	2,434	244,800	1.3%	2.0%
Mattel, Inc.	2,151	192,053	1.1%	1.6%
Packard Hughes Interconnect	1,710	157,458	0.9%	1.3%
NBTY Manufacturing, LLC	1,488	286,139	0.8%	2.4%
United Plastics Group, Inc.	1,223	188,000	0.6%	1.6%
Kraft Foods, Inc.	1,184	164,540	0.6%	1.4%
Targus, Inc.	1,058	200,646	0.6%	1.7%
Extron Electronics	960	157,730	0.5%	1.3%
Ricoh Electronics	817	100,000	0.4%	0.8%

Total Industrial Properties	$15,526	1,994,899	8.2%	16.6%

(1)	Reflects annualized rent calculated on a straight-line basis.

(2)	The Company executed an amendment with The Boeing Company for one of its leases encompassing 286,151 rentable square feet which is effective August 1, 2004. The Annual Base Rental Revenues reflect the current rent under the existing lease. Under the terms of the amended lease, the estimated annual base rental revenue from The Boeing Company is $12.4 million, or 6.5% of the Company’s total annual base rental revenues.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenues

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues(1)	Lease Expiration Date

Boeing Sate1llite Systems
2260 E. Imperial Highway, El Segundo(2)	286,151	$7,499	July 31, 2007
1231 N. Miller Street, Anaheim	113,242	688	March 31, 2009
2240 E. Imperial Highway, El Segundo	100,978	1,784	January 31, 2006
1145 N. Ocean Blvd., Anaheim	65,447	435	October 31, 2005
2250 E. Imperial Highway, El Segundo	7,791	273	November 30, 2004

	573,609	10,679

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle (3)	211,139	2,232	December 31, 2007

Boeing Capital Corporation
3780 Kilroy Airport Way, Long Beach	43,636	1,225	September 30, 2005

Boeing Realty Corporation
3760 Kilroy Airport Way, Long Beach	10,725	303	August 31, 2005

Total	839,109	$14,439

(1)	Reflects annualized rent calculated on a straight-line basis.

(2)	The Annual Base Rental Revenues reflects the current rent under the existing lease. The Company executed an amendment with Boeing Satellite Systems which is effective August 1, 2004. Under the terms of the amended lease, the estimated annual base rental revenues will be approximately $5.5 million.

(3)	Under the terms of the lease, The Boeing Company has the right to terminate this lease effective either December 31, 2005 or December 31, 2006 by giving the Company written notice one year in advance.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

2004 Acquisitions & Dispositions

($ in thousands)

ACQUISITIONS:

Project	Location	Type	Month of Acquisition	Square Feet	Purchase Price
1st QUARTER:
NONE

2nd QUARTER:
NONE

DISPOSITIONS:

Property	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
NONE

2nd QUARTER:
3750 University Avenue	Riverside, CA	Office	May	125,000	$19,500

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:
			Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Spent as of 6/30/2004	% Leased
Project	Location	Type	Start Date	Compl. Date
PROJECTS IN LEASE-UP:
12400 High Bluff	Del Mar, CA	Office	2Q 2002	3Q 2003	3Q 2004	208,961	$62,297	$59,438	100%

PROJECTS UNDER CONSTRUCTION:
None

COMMITTED PROJECTS:
15227 Avenue of Science	Rancho Bernardo, CA	Office	3Q 2004(3)	3Q 2005	3Q 2006	65,867	14,198	3,938	0%
15253 Avenue of Science	Rancho Bernardo, CA	Office	3Q 2004(3)	3Q 2005	3Q 2006	37,405	9,035	2,706	0%

Subtotal						103,272	23,233	6,644

TOTAL IN-PROCESS AND COMMITTED PROJECTS:						312,233	$85,530	$66,082	67%

REDEVELOPMENT PROJECTS:
			Estimated Construction Period
Project	Location	Pre and Post Redevelopment Type	Start Date	Compl. Date	Est. Stabilization Date(1)	Rentable Square Feet	Existing Investment (2)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 6/30/2004	% Leased
PROJECTS IN LEASE-UP:
5717 Pacific Center Blvd.	Sorrento Mesa, CA	Office to Life Science	1Q 2003	1Q 2004	1Q 2005	67,995	$8,790	$10,399	$19,189	$10,594	0%
PROJECTS UNDER CONSTRUCTION:
909 Sepulveda Blvd.	El Segundo, CA	Office	1Q 2003	3Q 2004	3Q 2005	241,603	37,799	27,222	65,021	48,421	19%

COMMITTED PROJECTS:
None
TOTAL IN-PROCESS AND COMMITTED PROJECTS:						309,598	$46,589	$37,621	$84,210	$59,015	15%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Represents total capitalized costs at the commencement of redevelopment.

(3)	The Company began construction on these projects in July 2004.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Future Development Pipeline

($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Spent as of 6/30/2004
SAN DIEGO COUNTY:
Innovation Corporate Center - Lot 2	Rancho Bernardo, CA	Office	3.0	50,000	$13,842	$3,313
Innovation Corporate Center - Lot 4	Rancho Bernardo, CA	Office	3.4	75,000	14,667	3,990
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa, CA	Office	10.9	225,000	50,779	15,176
Pacific Corporate Center - Lot 8	Sorrento Mesa, CA	Office	5.0	95,000	26,898	7,717
Santa Fe Summit - Phase I	56-Corridor, CA	Office	7.6	200,839	48,301	7,676
Santa Fe Summit - Phase II	56-Corridor, CA	Office	7.6	203,006	58,212	7,676
Sorrento Gateway - Lot 1	Sorrento Mesa, CA	Office	3.4	60,000	16,463	4,254
Sorrento Gateway - Lot 2	Sorrento Mesa, CA	Office	4.4	80,000	24,667	7,888
Sorrento Gateway - Lot 3	Sorrento Mesa, CA	Office	3.4	60,000	18,716	5,557
Sorrento Gateway - Lot 7	Sorrento Mesa, CA	Office	4.1	57,000	20,882	7,179

TOTAL FUTURE DEVELOPMENT PIPELINE			52.8	1,105,845	$293,427	$70,426

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Capital Structure

At June 30, 2004

($ in thousands)

	Shares/Units At June 30, 2004	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$614,806	30.4%
Unsecured Line of Credit		140,000	6.9%

Total Debt		$754,806	37.3%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units(1)	1,500,000	$75,000	3.7%
9.250% Series D Cumulative Redeemable Preferred Units (1)	900,000	45,000	2.2%
7.800% Series E Cumulative Redeemable Preferred Stock(2)	1,610,000	40,250	2.0%
Common Units Outstanding(3)	4,081,587	139,182	6.9%
Common Shares Outstanding(3)	28,397,685	968,362	47.9%

Total Equity		$1,267,794	62.7%

TOTAL MARKET CAPITALIZATION		$2,022,600	100.0%

(1)	Value based on $50.00 per share liquidation preference.

(2)	Value based on $25.00 per share liquidation preference.

(3)	Value based on closing share price of $34.10 at June 30, 2004.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Debt Analysis

At June 30, 2004

($ in thousands)

TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	81.5%	5.9%	4.9
Unsecured Debt	18.5%	4.8%	0.7
Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1),(2)	87.6%	6.0%	4.6
Floating Rate Debt	12.4%	2.9%	0.9

Total Debt		5.7%	4.1

Total Debt Including Loan Fees		6.2%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$140,000	March 2005

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$2.1	$4.1

(1)	Includes the impact of the interest-rate swap agreements listed on page 25.

(2)	The fixed rate debt includes the Company’s $81.0 million and $34.0 million loans that require monthly interest-only payments based on a variable annual interest rate of LIBOR plus 175 basis points through July 2004 and September 2004, respectively. The weighted average interest for the Company’s fixed rate debt was calculated using the respective fixed annual interest rates of 5.57% and 4.95% for these loans that are effective in August 2004 and October 2004.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Debt Analysis

At June 30, 2004

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/ Fixed Rate	Effective Rate	Maturity Date		Remaining 2004	2005	2006	2007	2008	After 2008	Total
Unsecured Debt:
Floating	2.74%	3/15/2005			$140,000					$140,000
Secured Debt:
Floating	2.96%	9/29/2004	(1)	43,799						43,799
Fixed	8.35%	1/31/2005		938	72,982					73,920
Fixed	8.45%	12/1/2005		319	10,349					10,668
Floating	2.68%	12/23/2005	(2)		29,000					29,000
Floating	2.99%	1/1/2006				31,000				31,000
Fixed	6.51%	8/12/2007		111	232	248	17,049			17,640
Fixed	7.21%	8/12/2007		78	166	178	4,325			4,747
Fixed	3.80%	8/1/2008		743	1,529	1,588	1,650	73,401		78,911
Fixed	7.20%	4/1/2009		995	2,099	2,256	2,423	2,603	75,476	85,852
Fixed	6.70%	1/10/2012		494	1,040	1,112	1,189	1,271	72,792	77,898
Fixed	5.57%	8/1/2012	(3)	352	1,097	1,160	1,226	1,297	75,868	81,000
Fixed	4.95%	8/1/2012	(4)	83	511	536	563	591	31,716	34,000
Fixed	8.21%	10/1/2013		287	607	659	715	776	1,036	4,080
Fixed	8.26%	11/1/2014		547	1,164	1,264	1,373	1,492	11,474	17,314
Fixed	7.15%	5/1/2017		600	1,266	1,359	1,459	1,567	18,726	24,977

	5.24%			49,346	122,042	41,360	31,972	82,998	287,088	614,806

Effect of SWAPS	0.42%

Total	5.66%			$49,346	$262,042	$41,360	$31,972	$82,998	$287,088	$754,806

(1)	Maturity date does not reflect the one-year extension option.

(2)	Maturity date does not reflect the two one-year extension options.

(3)	This loan requires monthly interest-only payments based on a variable annual interest rate of LIBOR plus 175 basis points through July 2004. Beginning in August 2004 through maturity, this loan requires monthly principal and interest payments based on a fixed annual interest rate of 5.57%.

(4)	This loan requires monthly interest-only payments based on a variable annual interest rate of LIBOR plus 175 basis points through September 2004. Beginning in October 2004 through maturity, this loan requires monthly principal and interest payments based on a fixed annual interest rate of 4.95%.

HEDGING INSTRUMENTS

Notional Amount	Instrument	Rate	Maturity
50,000	Swap	4.46%	01/2005
50,000	Swap	2.57%	11/2005
25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$150,000

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on July 26, 2004, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income

(unaudited, $ in thousands)

	Three Months Ended June 30,
	2004	2003
Same Store Cash Net Operating Income	$35,508	$34,666
Adjustment:
GAAP Straight Line Rental Income	1,625	1,618

Same Store GAAP Net Operating Income (1)	$37,133	$36,284
Adjustment:
Non-Same Store GAAP Net Operating Income	3,799	3,798

Net Operating Income, as defined (1)	40,932	40,082
Adjustments:
Net Operating Income, as defined, from discontinued operations	(297)	(1,176)
Other Expenses:
General and administrative expenses	(5,026)	(4,011)
Interest expense	(9,148)	(7,585)
Depreciation and amortization	(14,558)	(12,993)
Other Income:
Interest and other income	78	48

Income from Continuing Operations	11,981	14,365
Minority interests	(3,545)	(4,840)
Income from discontinued operations	203	3,835
Preferred dividends	(785)	—

Net Income Available for Common Shareholders	$7,854	$13,360

(1)	Please refer to page 26 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Reconciliation of EBITDA to Net Income

(unaudited, $ in thousands)

	Three Months Ended June 30,
	2004	2003
Net Income Available for Common Shareholders	$7,854	$13,360
Preferred dividends	785	—
Adjustments for Continuing Operations:
Interest expense	9,148	7,585
Depreciation and amortization	14,558	12,993
Distributions on Cumulative Redeemable Preferred units	2,437	3,375
Minority interest in earnings of Operating Partnership	1,108	1,465
Adjustments for Discontinued Operations:
Interest expense	—	26
Depreciation and amortization	—	414
Net loss (gain) on disposition of discontinued operations	64	(3,690)
Minority interest in earnings of Operating Partnership	30	591

EBITDA Before Minority Interests (1)	$35,984	$36,119

(1) Please refer to page 27 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Second Quarter 2004 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Funds Available for Distribution (1)	$17,124	$17,984	$34,292	$40,615
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	5,644	4,768	9,382	8,855
Depreciation for furniture, fixtures and equipment	228	239	454	482
Accrued preferred dividends	785	—	1,570	—
Provision for uncollectible tenant receivables	61	23	38	(366)
Changes in assets and liabilities (2)	250	(2,874)	(2,852)	(11,048)

GAAP Net Cash Provided by Operating Activities	$24,092	$20,140	$42,884	$38,538

(1)	Please refer to page 27 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; and rents received in advance, security deposits, and deferred revenue; accrued distributions to Cumulative Redeemable Preferred unitholders; and other.